SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 7, 2004

RESOLUTION PERFORMANCE PRODUCTS LLC

(Exact name of registrant as specified in its charter)

Delaware	333-57170	76-0607613

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

RPP CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-57170-01	76-0660306

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1600 Smith Street, Suite 2400
Houston, Texas 77002
(Address of principal executive
offices including Zip Code)

(888) 949-2502

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

     (b) Exhibits

Exhibit No.	Document
99.1	Press Release dated May 7, 2004.

Item 12. Results of Operations and Financial Condition.

(b)	On May 7, 2004, the Registrants issued a press release announcing the results for the quarter ended March 31, 2004, which is furnished herewith as Exhibit 99.1. A reconciliation of non-GAAP measures to GAAP financials measures is included in the press release. In addition, the press release announced that the Company will host a conference call on May 14, 2004 at 11:00 a.m. eastern time to discuss the results for the first quarter of 2004. The conference call will be accessible to the public.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLUTION PERFORMANCE PRODUCTS LLC (Registrant)
Dated: May 7, 2004	By:	/s/ J. Travis Spoede
Title: Executive Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPP CAPITAL CORPORATION (Registrant)
Dated: May 7, 2004	By:	/s/ J. Travis Spoede
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Document
99.1	Press Release dated May 7, 2004.